ALASKA AIR GROUP Q1 2026 Earnings | April 20, 2026 1

2 Safe Harbor This presentation may contain forward - looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 , Section 21E of the Securities Exchange Act of 1934 , and the Private Securities Litigation Reform Act of 1995 . These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward - looking statements, assumptions or beliefs . For a discussion of risks and uncertainties that may cause our forward - looking statements to differ materially, see Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 . Some of these risks include competition, labor costs, relations and availability, general economic conditions, increases in operating costs including fuel, uncertainties regarding the ability to successfully integrate the operations following the acquisition of Hawaiian Holdings, Inc . and the ability to realize anticipated cost savings, synergies, or growth from the acquisition, inability to meet cost reduction and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, cybersecurity risks, and changes in laws and regulations that impact our business . All of the forward - looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K . We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward - looking statements . We expressly disclaim any obligation to publicly update or revise any forward - looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward -looking statements, assumptions or beliefs and such differences might be significant and materially adverse . Non -GAAP Financial Information The Company has made reference in this presentation to financial metrics which are not in accordance with GAAP . Pursuant to Regulation G, we have provided reconciliations of non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis within the First Quarter 2026 Earnings Release filed concurrently with this presentation . Prior year non-GAAP financial metrics have been reconciled in previous SEC filings, and can be referenced therein.

3 Earnings Update ❑ Air Group's Q1 2026 adjusted loss per share of ($1.68) came in ahead of the midpoint of revised mid -quarter expectations. Operating cash flow reached $421 million during the quarter, reflecting demand resilience despite a challenging fuel environment and unique headwinds in Hawai’i due to historic storms and civil unrest in Mexico. ❑ Unit revenue increased 3.5% in Q1 2026, building on a strong prior -year comparison and supported by broad -based strength in premium, corporate, and loyalty revenue streams. The headwinds in Hawaii and Mexico drove a nearly 1 -point impact to unit revenues for the quarter. ❑ Air Group announced a long -term extension and expansion of its co -brand partnership with Bank of America, expected to deliver improved economics and incremental cash remuneration, further strengthening loyalty as a durable, long -term earnings driver. ❑ Q1 2026 unit costs were up 6.3%, in line with expectations, reflecting continued pressure from airport real estate, maintenance, and elevated pilot training costs associated with the ramp -up of international flying. ❑ Economic fuel cost per gallon averaged $2.98 for Q1 2026 as West Coast and Singapore refining margins remained elevated throughout the quarter. ❑ Air Group’s balance sheet remains strong, with debt -to-cap at 61%, and adjusted net debt to EBITDAR at 3.3x.

4 Current Demand Environment ❑ In Hawai’i, storms have finally passed and weather has normalized; forward bookings have recently returned to positive levels with improving trends in May and June. However, we still expect an overall 2 -point unit revenue drag on the second quarter from booking impacts because of the storms. ❑ Across the Continental US , incoming yields are up 20%+ YoY in recent weeks; held unit revenues in domestic markets up double digits for back half of Q2, supporting expected low double -digit system RASM gains for the quarter ❑ Corporate travel is accelerating — Managed corporate revenue was up 19% in Q1, with held revenue over the next 90 days up nearly 30%; strength is broad -based across manufacturing, financial services, and technology ❑ International booking trends are building in line with expectations and strong Atmos Rewards engagement, and we anticipate full flights this summer on all our new European routes. Our new Rome service launches next week and over 70% of guests who have booked are Atmos Rewards members

Alaska Accelerate initiatives progressing well

Network


$400M

- Revenue up 5% y/y
- SEA-NRT profitable in March and March LF on SEA-NRT/ICN >90%
- Rome service launching April 28th; over 70% of guests booked are Atmos Rewards members
- London and Reykjavik launching in May

✓ Synergies on track

Product


$100M

- Premium revenue up 8%
- > 90% of 737 premium seat retrofits completed
- 26% of fleet (93 AC) now retrofitted with Starlink Wi-Fi, 50% expected by YE
- Unveiled first-ever International Business Class Suites experience, setting a new standard for long-haul travel

✓ Initiatives on track

Loyalty


ATMOS
$150M
ATMOS
REWARDS
VISA

- Cash remuneration up 12%
- New BofA bank deal drives incremental cash remuneration
- Active members grew 13% y/y. Hawai'i saw double-digit growth across members, cardholders, and spend
- Managed corp. revenues up 19%, next 90-day bookings up 30%+

✓ Synergies on track

Cargo


$150M

- Cargo revenue increased 23% y/y
- Reached new Amazon agreement driving improved near-term economics for contract flying

✓ Synergies on track

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Capacity remains low throughout 2026

ASMs % change y/y


1.7%
~1%
~2% to 3%
1Q26
2Q26-E
3Q26-E
4Q26-E
FY26-E

Chart not to scale

Notes

- Q2 capacity expected to be up ~1% y/y, driven by ~1.5 pts of long-haul international growth in Seattle, offset by (0.5) pt lower North America capacity
- Air Group has reduced capacity in Q2 by approximately 1 pt compared to prior expectations
- FY 2026 capacity growth is still expected to 2% to 3%, among one of the lowest growth rates in the industry
- Given the growth trajectory, unit costs are expected to be elevated in 1H26 before improving in 2H26

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2/03 2/10 2/17 2/24 3/03 3/10 3/17 3/24 3/31 4/07 4/14 West Coast Gulf Coast MOPS (Singapore) 7 Fuel costs have risen sharply Jet Kero Refining Margins (1) Notes ■ Air Group sources approximately 55% of fuel from the West Coast, ~20% from Singapore, and ~25% from various other regions including Gulf Coast ■ West Coast refining margins have historically been volatile, and among the highest globally. Singapore has typically been among the lowest cost source, until recently surging over 400 % since early Feb levels 1 – Data from FIS Global Kiodex and Platts S&P Global Commodity Insights as of 4/16/26 $2 .30 $1.36 $0.83 $2.82 $0.42 $0.68

8 Balance Sheet Debt to Capitalization Ratio Target Adj. Net Debt/EBITDAR < 1.5x 0.9x 2.7x 1.0x 1.3x 2.3x 2.9x 3.3x 2019 2021 2022 2023 2024 2025 1Q26 TTM Adjusted Net Debt/EBITDAR 38% 48% 46% 45% 57% 59% 61% 2019 2021 2022 2023 2024 2025 1Q26 Target Debt to Cap Range 40% to 50% Note: Beginning in 2026, the Company made adjustments to the calculation of these metrics to enhance comparability with our p eers. Prior periods have been adjusted to conform to the current calculation.

9 Share Repurchases Share Repurchases ■ Repurchased 4.7 million shares of common stock for $203 million in the first quarter ■ Year to date share repurchases total $250 million, more than offsetting expected dilution in 2026 ■ Further repurchases paused until company has better visibility regarding 2H 2026 earnings trajectory Weigthed Average Shares Outstanding 124 129 128 120 114 2019 2023 2024 2025 1Q26 Diluted Share Count (Millions)

3/4 integration milestones to be completed by April 22

Single Loyalty	Single Operating Certificate (SOC)	Single Passenger Service System (PSS)	Joint Collective Bargaining Agreements (JCBA)
2H 2025	Q4 2025	Q4 2025	2025-2027
Launched new loyalty brand, Atmos Rewards, and new premium credit card on Aug 20th Achieved single loyalty program on Oct 1st when HawaiianMiles members joined Atmos Rewards Atmos for Business portal launched in Sep 2025	Teams achieved SOC in October and became one mainline airline from an FAA/regulatory perspective Starting in Nov, all flights operated under AS code and Alaska call sign; guests continue to see HA flight # until operational cutover	Teams have prepared to execute operational cutover on 4/22, effectively unifying single system platform to create a seamless experience across AS and HA brands Hawaiian Airlines officially joins Oneworld	Joint collective bargaining negotiations with union groups remain ongoing
✓ Complete	✓ Complete	✓ On Track	

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